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                                                                    EXHIBIT 10.1


                                 LEASE AGREEMENT

THIS AGREEMENT, entered into this 21 day of December, 1998, between COLONY CORPORATE CENTRE, INC. OR ITS ASSIGNS, whose address is 13356 Rosewood Lane, Naples, FL 34119, hereinafter called the "Lessor" or "Landlord", and OLD FLORIDA BANK whose address is Post Office Box 61279, Fort Myers, FL 33906-1279, hereinafter called the "Lessee" or "Tenant".

WITNESSETH, that, under the terms and conditions hereafter set forth, the Lessor does lease unto the Lessee, and Lessee does hereby hire and take as Tenant under this Lease, 24201 Walden Center Drive, Bonita Springs, FL 34134 (the "Premises") located in Lee County, Florida, to be used and occupied by the Lessee solely for the operation of a Bank and drive-in teller facility and Banking purposes, and for no other purposes or use whatsoever for a term of five (5) years beginning on February 1, 1999 ("Commencement Date") and ending January 31, 2004. Lessee acknowledges that it has fully inspected the Premises and shall accept the Premises as being suitable for the use specified above. Lessee shall have four
(4) five (5) year renewal options, as set forth in the Option Term attached hereto. The legal description of the building is more particularly described in Exhibit "A," annexed hereto and made a part hereof (the "Property"). The premises are more particularly described on the floor plans and site plan annexed hereto and made a part hereof as Exhibits "B" and "C" respectively. All parking and driveway facilities serving the Building shall, for the purpose of this lease, be considered to be a part of the "Building" and defined within said term.

For each year of the term hereof the rent shall be the base sum of $62,502.96 which the Lessee hereby agrees to pay in equal installments of $5,208.58 per month, plus applicable sales and use taxes, payable without demand, in advance, on the 1st day of each and every month. Rent checks made payable to "Colony Corporate Centre, Inc." will be paid at the office of Joseph E. D'Jamoos, 13356 Rosewood Lane, Naples, FL 34119 or at such other place and to such other person as Lessor may from time to time designate in writing. It is understood and agreed that the rental, which is at the rate of $16.84 per square foot per year, is based upon approximately 3,711 square feet of rental area plus 1,500 square feet of drive-in teller facility.

Lessor acknowledges payment and receipt of $5,208.58 as the first month's rental installment, and $5,208.58 as the last month's rental installment.

At the end of the first and each succeeding Lease Year, during the initial term or any renewal hereof, the annual base rent for the second and each succeeding Lease Year shall be recalculated and increased by three percent (3%) over the prior year.



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Lessee shall pay to Lessor monthly, as and when rent is paid (plus rental sales tax thereon if applicable) and in addition thereto, Lessee's pro rata share (based on Lessee's percentage of the gross leasable space of the Building) of all common expenses incurred by Lessor in the operation of the Building, Common expenses shall include but not be limited to real estate taxes or other impositions imposed by governmental authority relating to the Building; hazard, flood, and liability insurance relating to the Building; the expenses for the maintenance of the exterior of the Building; including painting; Building master sign maintenance; paving, lighting, striping, and repairing of the parking lot; all other exterior lighting and light bulb replacement relating to the common areas of the Building; maintenance of the lawns and shrubbery; removal of surface water and water, sewer and garbage; exterminating; maintenance of sidewalks and areas common to all occupants of the Building; common utilities and policing. Lessor may establish a common expense reserve to cover the cost of painting the Shopping Center and resurfacing and striping the parking area as required, which maintenance is anticipated approximately at four (4) year intervals. Such cost will be paid monthly, as indicated, unless Lessor elects to bill Lessee every other month, or on a quarterly basis. Lessee will reimburse Lessor for such pro rata charges within ten (10) days from receipt of a bill therefor from Lessor. Should said charges for rent and/or maintenance herein provided for at any time remain due and unpaid for the space for ten (10) days after the same shall have become due, the Lessor may at its option and without limiting any other right or remedy consider the Lessee in default and immediately re-enter upon the Premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise. Should the Lessee install any specialized equipment requiring additional air conditioning or extraordinary electrical power change, then, in that event, such additional air conditioning or extraordinary power usage shall be separately metered at Lessee's expense and the Lessee shall be directly responsible for the payment of such additional charge. Lessee shall provide for the demised Premises an Underwriters Laboratory approved fire extinguisher for Class A, B, and C fires.

The parties further agree as follows:

                         1. NO ASSIGNMENT OR ALTERATIONS

Lessee shall not assign or encumber this Lease, nor sublet the Premises, or any part thereof, nor use or permit the use of the Premises for any purpose other than above provided, nor make any alteration or additions thereto, without the written consent of Lessor. Lessee agrees that any approved sublease of all or a part of the demised Premises will provide that 50% of any rental paid by Sublessee in excess of the rental paid by Lessee hereunder for such subleased space, shall be paid to the Lessor


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as additional rental under this Lease. No additions, fixtures or improvements may be made by Lessee without Lessor's written consent. Such additions, fixtures and improvements, except moveable office furniture, shall become the property of the Lessor upon termination of this Lease and shall remain upon the Premises. Assignment approval of this Lease by Lessor shall be conditioned on the reimbursement to Lessor for legal expenses which are incurred in Lessor's review of the documents effecting assignment and on Assignee's assumption of payment responsibility for common area or additional rent. Any partial or estimated payment toward common area or additional rent charges upon assignment of this Lease shall not relieve Assignee from future payment of additional rent following determination by Lessor of the actual pro rata charges due from the Premises for the Lease Year during which the Lease assignment occurred.

                   2. PERSONAL PROPERTY - NEGLIGENCE OF OTHERS

All personal property placed or moved in the Premises above described shall be at risk of the Lessee and owner thereof. Lessor shall not be liable for any damage to such personal property, or to the Lessee arising from any act of negligence of any co-tenant or occupants of the Building or of any other person.

                     3. USE AND OCCUPANCY - COMPLIANCE WITH
                              LAWS AND REGULATIONS

Lessee, in the use and occupancy of the Premises, shall promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of any governmental agency with authority in respect of the Premises or Lessee's use thereof, Lessee shall not do or permit any act which will conflict with provisions of any insurance policies covering said Premises or improvements. Lessee will not use or permit to be used any part of the demised property for any immoral, dangerous, noxious or offensive purposes and will not cause or maintain any nuisance in or about the Premises.

                           4. DESTRUCTION OF PREMISES

If the premises are destroyed or so damaged by fire or other casualty during the term of this Agreement, thereby becoming untenantable, Lessor shall have the right to render said Premises tenantable by repairs within one hundred eighty
(180) days therefrom, and Lessee shall not be obligated to pay any rent during the period of time that the Premises are untenantable. If the Premises are not rendered tenantable within such time, either party then has the option to cancel this Lease, and if the Lease is so cancelled, the rent shall be paid only to the date of such casualty. The cancellation herein contemplated shall be effected by written notice directed to the other party.


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                              5. DEFAULT BY LESSEE

The following events shall be deemed to be events of default by Lessee under this Lease:

(a) Lessee fails to pay any rentals or other payments when due, and such failure shall continue for ten (10) days after the date such rent is due, or

(b) Lessee fails to comply with any of the other terms, covenants or obligations of this Lease on Lessee's part to perform hereunder, and such failure has not been cured within twenty (20) days after written notice thereof from Lessor; or

(c) Lessee shall fail to occupy the Premises on the commencement date as fixed herein, or any time thereafter, or shall fail to remain open for business throughout the term of this Lease as hereinabove provided; or

(d) At any time during the term hereof should there be filed by or against Lessee or against any successor Lessee then in possession, in any court, pursuant to any statute, either of the United States or any state, a petition in bankruptcy alleging insolvency, for reorganization, for the appointment of a receiver or trustee, for an arrangement under the Bankruptcy Acts, or if a similar type of proceeding shall be filed and any such petition or filing against Lessee has not been dismissed within a period of twenty (20)days; or

(e) Lessee makes or proposes to make an assignment for the benefit of creditors; or

(f) Lessee does, or permits to be done, any act which creates a mechanics' lien or claim therefor against the Premises or the Building and such lien or claim is not removed within fifteen (15) days from the date of filing of such lien or claim; or

(g)      Lessee falsifies any monetary report to Lessor; or

(h) Lessee fails to furnish Lessor with a copy of any insurance policy or certificate thereof required to be furnished by Lessee to Lessor when due and such failure shall continue for thirty (30) days after written notice from Lessor; or

(i) Lessee or any guarantor of this Lease experiences adverse and material change in financial circumstances as determined by Lessor in the exercise of its sole discretion.


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In the event of any default by Lessee under this Lease or if Lessor becomes entitled to terminate this Lease, the Lessor, without limiting any other right or remedy, shall, if the default is other than nonpayment of rent, serve on the Lessee written notice of such default and Lessee shall have ten (10) days after receipt of such notice to correct such default, If the default is the failure to pay rent, or other monetary sums, Lessor shall not be required to notify Lessee, The failure to correct such default within the ten (10) day period or to pay such rent or other sums, shall cause this Lease to expire at the end of the ten
(10) day period, and the term hereof shall terminate as fully and completely as if the date of expiration of the ten (10) day period were the day herein definitely fixed for the termination of this Lease and the balance of the rent for the full term of this Lease shall be due and payable. The Lessee shall then quit and surrender the Premises to the Lessor without release of any liability of the Lessee under this Lease. If this Lease shall have been so terminated, Lessor may at any time thereafter resume possession of the Premises by any lawful means and remove Lessee or other occupants and their effects.

In the event the Lessee issues any check to the Lessor that does not clear the bank, a charge of Fifty Dollars ($50.00) will he levied against the Lessee.

                      6. LESSOR'S RIGHT TO ENTRY SUBJECT TO
                      FDIC AND STATE BANKING REQUIREMENTS

In the event of any default by the Lessee under this Lease or if the Lessee shall abandon or vacate said Premises before the end of the term of this Lease, the Lessor may, at his option and without limiting any other right or remedy, enter said Premises as the agent of the Lessee by force or otherwise, without being liable in any way therefor, and relet the Premises as the agent of Lessee, at such price, terms and duration as the Lessor may elect, and receive rent therefor, applying the same to the payment of the rent due under this Lease Agreement, and if the full rental herein provided shall not be realized by Lessee over and above the expenses to Lessor in such reletting, the Lessee shall pay any deficiency.

Notwithstanding any other provisions contained in this Lease, in the event the Lessee is closed or taken over by the banking authority of the State of Florida, or other financial institution supervisory authority, the Lessor may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the Lease: Provided, that in the event this Lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the


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Lease shall in no event be in an amount exceeding the rent reserved by the
Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the institution, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

                     7. ATTORNEY'S FEES AND COLLECTION COSTS

If any legal matter, dispute, action or proceeding exists or is commenced by Lessor to enforce Lessee's obligations under this Lease, Lessee shall be liable for and shall pay Lessor for the expense of Lessor's attorney's fees in such matter unless said dispute, action or proceeding is adjudicated and then in such an event, the non-prevailing party shall be liable for and shall pay the expense of the prevailing party's attorney's fees and court costs, If either party hereto without fault is made a party to any litigation instituted by or against any other party to this Lease, such other parties shall indemnify and hold harmless Lessor or Lessee, as the case may be, against all costs and expenses, including reasonable attorney's fees incurred in connection therewith. "Attorney's fees", as referred to in this Lease, shall include fees incurred by Lessor after an occurrence of a monetary or non-monetary default or after the recognition of an issue by Lessor deemed significant enough in the exclusive judgment of Lessor to be the basis of any legal action, whether or not such action is commenced, that seeks any type of relief or declaratory judgment, which shall include fees and expenses of its attorneys for all legal services, negotiation services and collection services through trial and appeal, and such fees shall be payable by Lessee as additional rent.

                             8. INDIVIDUAL UTILITIES

Lessor has provided individual air conditioning equipment and interior lighting equipment for the Premises, Lessee agrees to maintain and repair said air conditioning equipment (including but not limited to the semi-annual replacement of filters and cleaning of drip pans) and to pay all costs of replacement of lamps, tubes, ballasts, starters, transformers and electricity to operate said air conditioning and interior lighting equipment through separate meter billings, The Lessee shall be responsible for maintaining, repairing and/or replacing compressors, condensers and air handlers relating to the air conditioning equipment. Lessee will pay all utility expenses of the Premises which are separately metered and any unmetered utilities will be included in reimbursement costs of Lessor for common expenses as set forth above,


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                             9. EXTERIOR APPEARANCE

Lessee agrees to maintain all show and display windows in a clean and orderly condition, and to decorate said show and display windows in an attractive professional manner.

Lessor shall keep and maintain the foundation, exterior walls and roof of the Building in which the leased Premises are located and the structural portions of the leased Premises, which were installed by Lessor, exclusive of doors, door frames, door checks, windows and exclusive of window frames located in exterior Building walls, in good repair except that Lessor shall not be called upon to make any such repairs occasioned by the act or neglect of Lessee, its agents, employees, invitees, licensees or contractors.

Lessee shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the leased Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, store front, and any work performed by Lessee.

                                    10. GLASS

Lessee shall replace, at the expense of Lessee, any and all plate and other glass damaged or broken for any cause whatsoever, in and about the Premises. Lessee shall insure and keep insured at his sole expense all plate and other glass in the Premises, for and in the name of the Lessor, A certificate of said insurance shall be furnished to Lessor.

                          11. OUTSIDE AREA MAINTENANCE

Any outside area immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Lessee, and Lessee shall not permit any obstruction or place any merchandise in such outside area.

                                 12. PARKING LOT

Lessor shall maintain the driveway and parking areas, and shall maintain the grounds and landscaping as a common expense. Lessee and his patrons shall have the non-exclusive use of driveway and parking areas, but Lessor reserves the right to impose reasonable regulations for the common benefit of all persons occupying the rental units located in the Building.



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                   13. LESSOR'S RIGHT OF ENTRY FOR INSPECTION
                                AND MAINTENANCE

Lessor, or his agents, shall have the right to enter Premises during all reasonable hours to examine the same, to make such repairs, additions or alterations as may be deemed necessary for safety and comfort of tenants, their employees and patrons, and for the preservation and maintenance of the Building, or to exhibit the Premises, and to place on the doors or windows thereof a notice "FOR RENT" at any time within sixty (60) days before the expiration of this Lease, The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this Agreement, or to the rules and regulations of the Building, Lessor shall further have the right to enter the Premises at all reasonable times to show the Premises to prospective purchasers, mortgagees or tenants.

                          14. REPRESENTATIONS BY LESSEE

Lessee hereby acknowledges that neither the Lessor nor the Lessor's agent have made any representations or promises in respect to the Premises other than those herein. Lessee accepts the Premises in the condition existing at the beginning of this Lease and agrees to maintain Premises in the same condition, order and repair excepting only reasonable wear and tear arising from use under this Agreement, and to make good to said Lessor immediately upon demand, for damage to water apparatus, electric lights, or any fixture, appliances or appurtenances of the Premises, or of the Building, caused by an act of neglect of Lessee, his employees, agents, or invitees.

                           15. NO LIABILITY OF LESSOR

It is expressly agreed by the parties that Lessor shall not be liable for any damage, injury or death, which may be sustained by Lessee, its agents, servants, employees, customers and invitees, or other persons, resulting from the intentional acts, carelessness, negligence or improper conduct on the part of any other tenants (or such tenants, servants, employees, agents, or invitees), or by reason of the breakage, leakage, or obstruction of the water, sewer or other pipes, or any other leakage or condition, or action of whatever nature or cause, in or about the Building.

                                  16. LATE FEES

In the event Lessee fails to pay Lessor when due any installment of rental or other sum to be paid to Lessor which may become due hereunder, Lessor will incur additional expenses in an amount not readily ascertainable and which has not been elsewhere provided



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for between Lessor and Lessee, If Lessee should fail to pay Lessor within ten
(10) days of when due any installment of rental or other sum to be paid hereunder, Lessee will pay Lessor on demand a late charge of five percent (5%) thereof or One Hundred and Fifty Dollars ($150.00), whichever is greater, Failure to pay such late charge upon demand therefor shall be an event of default hereunder. Provision for such late charge shall be in addition to all other rights and remedies available to Lessor hereunder or at law and shall not be construed as liquidated damages or limiting Lessor's remedies in any manner, In addition, any and all sums remaining unpaid shall accrue interest at the rate of twelve percent (12%) per annum commencing on the due date for any such payment. In the event Lessee fails to furnish Lessor with a copy or certificate of any insurance policy when due and such failure shall continue for fifteen
(15) days after written notification from Lessor, Lessor may assess and collect an administrative fee of Five Dollars ($5.00) for each day said policy or certificate has not been received in the office of Lessor at the close of each business day.

                       17. BINDS, SUCCESSORS AND ASSIGNS

This contract shall bind the parties, their successors, and assigns,

                           18. TIME IS OF THE ESSENCE

Time is of the essence as to all the terms of this Agreement.

                               19. WRITTEN NOTICE

Written notice, mailed or delivered to the Premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor, as to all instances herein contemplating notice. Any such notice shall be deemed given when so mailed or delivered.

For purposes of this agreement, notice shall be sent to:

                Lessee                                 Lessor

        Nicholas J. Panicaro                    Joseph D'Jamoos
        Old Florida Bank                        Colony Corporate Centre, Inc.
        P. 0. Box 61279                         13356 Rosewood Lane
        Fort Myers, FL 33906                    Naples, FL 34119


                              20. RIGHTS CUMULATIVE

The rights of the parties shall be cumulative. The failure of either party to insist on a strict performance of any provision herein is not a waiver of such provision in any other instance.



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                     21. CUSTOM CHARGES FOR LESSEE'S ACCOUNT

Any charges of Lessor for services, or for work done on the Premises by order of the Lessee, or otherwise accruing under this contract shall be considered as rent due and shall constitute a lien for rent due and unpaid.

                    22. SIGNS, ADVERTISING AND BUILDING NAME

Lessee shall submit to Lessor for its approval, and Lessor shall have the right to disapprove any sign or other type of advertising (pennants, etc.), if in Lessor's opinion it is not in keeping with the overall Building architecture, color and graphic scheme. Lessor reserves the right to change the name of the Building at any time. All Lessee signs shall be kept in good condition and in proper operating order at all times at Lessee's expense.

Lessor may adopt any name for the Building and reserves the right to change the name and/or the address of the Building at any time. The Lessee shall have the right to erect its name and place such signs on the exterior of the building and at property entrances, as it deems appropriate, subject to securing the consent of the Lessor for aesthetic approval. Consent will not be unreasonably withheld. Lessor agrees the Lessee shall have an exclusive right to operate a retail banking facility in the building. Lessor approves Lessee's customary signage utilized by it in locations of this type. Lessee shall share equally with WCI Communities signage on the building. Lessor consents to additional directional and promotional signage related to the drive-in teller facility hereinafter referred to.

                               23. EMINENT DOMAIN

If the whole or any substantial part of said Premises be acquired or condemned by eminent domain for any public or quasi-public use or purpose, the term of this Lease shall terminate from the date of the vesting of title in such proceeding; and the Lessee shall not be entitled to any part of the award.

                            24. WAIVER OF JURY TRIAL

The parties (to the fullest extent permitted by law) waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters arising out of this Lease or the relationship of Landlord and Tenant. This Lease shall be governed by and construed in accordance with the laws of the State of Florida.



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                       25. LESSOR'S RELEASE FROM LIABILITY
                          UPON SALE OF BUILDING LEASE

The term "Lessor" in this Lease means only the owner, or the mortgagee in possession, for the pertinent time, of the land and Building (or the owner of a lease of the Building or of the land and Building) of which the herein leased Premises form a part, so that in the event of any sale or sales of the land and Building or of said lease, or in the event of a lease of the Building, or of the land and Building, all persons (including the signature Lessor hereof) who were in the status of Lessors prior to such sale or leases shall be and hereby are entirely freed and relieved of all promises and obligations on the part of the Lessor hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the Lease of the Building or of the land and Building that the purchaser or the Lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. In the event of such sale or transfer, Lessee agrees to attorn unto the new owner.

                26. INDEMNIFICATION, HOLD-HARMLESS AND INSURANCE

Lessee agrees to indemnify and exonerate Lessor from any and all claims, demands and causes of action and any expenses incurred by the Lessor (including, without limitation, attorney's fees) in defense of such claims, demands and causes of action, arising during the term of this Lease, on or within the Premises or common areas or from any act or omission of the Lessee, its agents, representatives, employees, visitors, or persons of whatever kind, in connection with the Lessee's use of or operations in connection with said Premises or common areas, Additionally, the Lessee, at its own expense, shall maintain through the entire term of this Lease, in favor of the Lessor, as well as the Lessee, general public liability insurance coverage of not less than $500,000 in respect of bodily injury or death to any one person, and not less than $1,000,000 in respect of any one accident, and property damage insurance of not less than $300,000, such insurance to be placed with an insurance company acceptable to the Lessor and waiving subrogation rights against Lessor; and the Lessee shall deliver such insurance policy or a certificate of such policy to the Lessor, with a statement by the insurer that the insurer will notify Lessor of any modifications as to such coverage. In no event shall Lessor be liable for any injury, death or damage to any persons or property on the Premises.

The indemnification provided herein also applies to any mechanic's liens or liens for improvements which were brought about by any act of Lessee.



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Any liens filed with respect to work performed at the direction of Lessee shall attach only to Lessee's estate hereunder.

                            27. ESTOPPEL CERTIFICATE

At any time, and from time to time, upon the written request of Lessor or any mortgagee, Lessee, within ten (10) days of the date of such written request, agrees to execute and deliver to Lessor and/or such mortgagee, without charge and in a form satisfactory to Lessor and/or said mortgagee, a written statement:
(a) ratifying this Lease; (b) confirming the commencement and expiration dates of the term of this Lease; (c) certifying the Lessee is in occupancy of the demised Premises, and that this Lease is in full force and effect and has not been modified, assigned, supplemented or amended, except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied and performed have been satisfied and performed, except as shall be stated; (e) certifying that Lessor is not in default under this Lease and there are no defenses or offsets against the enforcement of this Lease by Lessor, or stating the defaults and/or defenses claimed by Lessee; (f) reciting the amount of advance rental, if any, paid by Lessee and the date to which rental has been paid; (g) reciting the amount of security deposited with Lessor, if any, and (h) any other information which Lessor or the mortgagee shall require.

                               28. NO RECORDATION

This Lease shall not be recorded, nor shall the existence of this Lease he mentioned by Lessee in any recorded document except at request of Lessor.

                              29. GRAMMATICAL USAGE

(a) Where the context requires, gender and number shall be deemed interchangeable.

(b) If Lessee is composed of several persons, they shall be jointly and severally liable for the obligations of Lessee. If Lessee is a partnership, the partners as well as the partnership shall be jointly and severally liable for obligations of Lessee.

                               30. CREDIT REPORTS

At any time or times during the term of this Lease, Lessor may request and obtain from any entity or person chosen by the Lessor, in its sole discretion, a credit report evidencing the credit history and creditworthiness of Lessee. Lessee hereby waives any and all claims against Lessor, its employees or agents arising from or related to the use "in the ordinary course of


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business" of the information, including, without limitation, communication of the same with third parties or confirmation of the same with third parties; said waiver by Lessee shall not be effective in the event the use of such credit information by Lessor, its employees and agents, is made in a grossly negligent or willful and wanton manner.

                                  31. RADON GAS

The Florida Statutes require that all leases of buildings or building space include the following notice:

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

                          32. LEASE - ENTIRE AGREEMENT

This Lease constitutes the entire agreement between the parties, No representations, warranties or promises pertaining to this Lease or any property affected by this Lease have been made by, or shall he binding on, either of the parties, except as expressly stated in this Lease. This Lease cannot he changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such change is sought.

                         33. RELATIONSHIP OF THE PARTIES

Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Lessor and Lessee.

                      34. SUCCESSORS, ASSIGNS AND LIABILITY

The terms, covenants, conditions and agreements herein contained and as the same may from time to time hereafter be supplemented, modified or amended, shall apply to, bind, and inure to the benefit of the parties hereto and their respective successors, legal and personal representatives and assigns. In the event either party now or hereafter shall consist of more than one person, firm or corporation, then and in such event all such persons, firms and/or corporations shall be jointly and severally liable as parties hereunder.

Lessee agrees that it shall look solely to the estate and property of the Lessor in the land and Building, comprised of the Building which the demised Premises are a part, for the collection of the judgment (or any other judicial process) requiring the payment of money by Lessor in the event of any default or breach by Lessor and no other property or estates of Lessor shall be subject to levy, execution or other enforcement procedures for the satisfaction of Lessee's remedies.

                            35. RULES AND REGULATIONS

Lessor reserves the right from time to time to adopt and promulgate rules and regulations applicable to the demised Premises and the Building and to amend and supplement such rules and regulations. Notice of such rules and regulations and of any amendments and supplements thereto shall be given to Lessee and Lessee agrees thereupon to comply with and observe all such rules and regulations, provided that the same shall to the extent practicable be applied uniformly to all of the tenants in the Building.

                              36. AGENCY DISCLOSURE

As per Chapter 475 and Florida Statute 404.056, Andrews Realty Group is by this document giving notice to the Lessee that it is the agent and representative of Joseph E. D'Jamoos or his Assigns.

The undersigned(s) acknowledges that this written notice was received before the undersigned(s) signed a contractual offer or lease agreement, in compliance with 475.25(l)(q), Florida Statutes, and Rule 21V-10.033, Florida Amendment Code.

                              37. OTHER PROVISIONS

(a) Lessor will provide the base shell plus Twenty-Two Dollars ($22.00) per square foot for tenant improvements. Lessee is responsible for all costs in excess of Twenty-Two Dollars ($22.00) per square foot.

(b) Lessee shall be responsible for the cost of air conditioning units and all maintenance thereon.

(c) This Lease is contingent upon and subject to Old Florida Bank receiving approval from the Florida Department of Banking and the FDIC.

(d)      Legal Description. See attached as Exhibit "A".

(e)      Site Plan and Schematics. See attached as Exhibits "B" and "C".

IN WITNESS WHEREOF, the parties have executed and delivered this lease on the date first above written.



WITNESSES:                              LESSOR:

                                        COLONY CORPORATE CENTRE, INC.
                                        or its Assigns



/s/ Karl L. Johnson                     BY: /s/ Joseph E. D'Jamoos
---------------------------------       ----------------------------------------
Printed Name: Karl L. Johnson           Printed Name: Joseph E. D'Jamoos
              -------------------                     --------------------------
                                        Title:  President
                                                --------------------------------
/s/ NJ Panicaro
---------------------------------
Printed Name:  NJ Panicaro              Date: 12/21/98
              -------------------             ----------------------------------





                                        LESSEE:


                                        OLD FLORIDA BANK


/s/  Karl L. Johnson                    By: /s/ Larry Johnson
---------------------------------       ----------------------------------------
Printed Name: Karl L. Johnson           LARRY JOHNSON
              -------------------       President


/s/ NJ Panicaro
---------------------------------
Printed Name: NJ Panicaro               Date: 12/21/98
              -------------------             ----------------------------------

                                   OPTION TERM



Lessee shall have the right, to be exercised as hereinafter provided, to extend this Lease for four (4) five (5) year options provided no default is existing or continuing in the performance of any of the terms of this Lease, at the time of exercise, or at commencement of this Option Term. Lessee shall exercise its right to a renewal in the following manner:

(1)      FIRST OPTION TERM:
         Lessee shall notify Lessor, in writing, not less than twenty-four (24) months prior to the expiration of the initial term, that it is not going to exercise its first Option Term. Failure to notify the Lessor in writing prior to the expiration of the twenty-four (24) months shall constitute an automatic exercise and renewal of the first Option Term.

         SECOND OPTION TERM:
         At least six (6) months and not more than nine (9) months prior to the expiration of the initial term, Lessee shall notify Lessor in writing of its election to exercise second Option Term.

         THIRD OPTION TERM:
         At least six (6) months and not more than nine (9) months prior to the expiration of the first Option Term, Lessee shall notify Lessor in writing of its election to exercise the third Option Term.

         FOURTH OPTION TERM:
         At least six (6) months and not more than nine (9) months prior to the expiration of the second Option Term, Lessee shall notify Lessor in writing of its election to exercise the fourth Option Term.

(2) At the end of the initial term, the annual rent for the first year of the Option Term and each succeeding year of the Option Term, whether the first, second, third or fourth Option Term, shall be recalculated and increased by three percent (3%) over the prior year.

(3) Upon giving of such notice in Paragraph 1 hereof and agreement of rental as described in Paragraph 2 hereof, Lessor and Lessee shall exercise an Addendum to this Lease specifying such agreement, and this Lease, subject to the terms of this provision, shall be deemed to be renewed and the terms hereof renewed for a period of five (5) years from the date of the expiration of the initial term, or, if the second Option Term is renewed, five (5) years from the expiration of the first Option term, or, if the third

         Option Term is exercised, five (5) years from the expiration of the second Option Term, or if the fourth Option Term is exercised, five (5) years from the expiration of the third Option Term, and the other terms of this Lease shall continue in full force and effect during said Option Term(s) without execution of any further Lease or instrument.

(4) In the event that the Lessee does not operate the business or maintain the Premises (including fixtures, fittings and merchandise) in a manner consistent with the Project, the Lessor reserves the right not to grant the Option Term, such right not to be unreasonably withheld.




WITNESSES:                              LESSOR:

                                        COLONY CORPORATE CENTRE, INC.
                                        or its Assigns



/s/ Karl L. Johnson                     BY: /s/ Joseph E. D'Jamoos
---------------------------------       ----------------------------------------
Printed Name: Karl L. Johnson           Printed Name: Joseph E. D'Jamoos
              -------------------                     --------------------------
                                        Title:  President
                                                --------------------------------
/s/ NJ Panicaro
---------------------------------
Printed Name:  NJ Panicaro              Date: 12/21/98
              -------------------             ----------------------------------





                                        LESSEE:


                                        OLD FLORIDA BANK


/s/  Karl L. Johnson                    By: /s/ Larry Johnson
---------------------------------       ----------------------------------------
Printed Name: Karl L. Johnson           LARRY JOHNSON
              -------------------       President


/s/ NJ Panicaro
---------------------------------
Printed Name: NJ Panicaro               Date: 12/21/98
              -------------------             ----------------------------------

                           ADDENDUM TO LEASE AGREEMENT


THIS ADDENDUM is to the Lease Agreement dated the _____ day of _____________ 1998, between COLONY CORPORATE CENTRE, INC. OR ITS ASSIGNS, whose address is 13356 Rosewood Lane, Naples, FL 34119, hereinafter called the "Lessor" or "Landlord", and OLD FLORIDA BANK whose address is Post Office Box 61279, Fort Myers, FL 33906-1279, hereinafter called the "Lessee" or "Tenant".

WITNESSETH, that, the date that the Certificate of Occupancy for the building that the leased premises is in is uncertain. Lessor and Lessee agree that the commencement date set forth in the Lease Agreement shall be February 1, 1999, or the issuance of a Certificate of Occupancy for the building, whichever is later. If the Certificate of Occupancy is not issued until after February 1, 1999, then the initial five (5) year term shall commence upon the issuance of the Certificate of Occupancy and then five (5) years from the date of the Certificate of Occupancy.

DATED this 21 day of December 1998.


WITNESSES:                              LESSOR:

                                        COLONY CORPORATE CENTRE, INC.
                                        or its Assigns



/s/ Karl L. Johnson                     BY: /s/ Joseph E. D'Jamoos
---------------------------------       ----------------------------------------
Printed Name: Karl L. Johnson           Printed Name: Joseph E. D'Jamoos
              -------------------                     --------------------------
                                        Title:  President
                                                --------------------------------
/s/ NJ Panicaro
---------------------------------
Printed Name:  NJ Panicaro              Date: 12/15/98
              -------------------             ----------------------------------





                                        LESSEE:


                                        OLD FLORIDA BANK


/s/  Karl L. Johnson                    By: /s/ Larry Johnson
---------------------------------       ----------------------------------------
Printed Name: Karl L. Johnson           LARRY JOHNSON
              -------------------       President


/s/ NJ Panicaro
---------------------------------
Printed Name: NJ Panicaro               Date: 12/25/98
              -------------------             ----------------------------------